UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 28, 2010

(Date of earliest event reported)

U.S. PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

15122 Tealrise Way, Lithia, Florida 33547

(Address of Principal Executive Offices)

(813) 260-1865

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

EXPLANATORY NOTE

On September 30, 2010, the Company filed a Current Report on Form 8-K under Item 4.01 Changes in Registrant’s Certifying Account (“Original Form 8-K”).  The Original Form 8-K incorrectly stated that Company’s new independent public accounting firm was Robert G. Jeffrey, when in fact the new independent accounting firm was Jeffrey & Company. This filing corrects the Original Filing and speaks as of the original filing date only.

Item 4.01

Changes in Registrant’s Certifying Accountant.

On September 28, 2010, U.S. Precious Metals, Inc. (“USPR”) (1) terminated Mayer Hoffman McCann CPAs, (the New York Practice of Mayer Hoffman McCann P.C.) (“MHM”) as its independent registered public accounting firm responsible for auditing its financial statements; and (2) retained Jeffrey & Company, CPA (“Jeffrey & Company”) as its new independent registered public accounting firm responsible for auditing its financial statements.

MHM had issued a  report on USPR’s  financial statements for the year ended May 31, 2010 and such report contained an explanatory paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

The decision to dismiss MHM and retain Jeffrey & Company was recommended and unanimously approved by USPR’s board of directors.

In connection with the audits of USPR’s financial statements for the two (2) fiscal years ended May 31, 2010  and in the subsequent interim periods through September 28, 2010 (the date of dismissal of the former accountant), there were no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such year.  During the fiscal year ended May 31, 2010 and through September 28, 2010, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K. There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation S-K.

During USPR’s two most recent fiscal years and through September 28, 2010 (the date of engagement), USPR did not consult with Jeffrey & Company regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on USPR’s financial statements, in either case where written or oral advice was provided that was an important factor considered by USPR in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

USPR provided MHM with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested MHM to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree.  A copy of MHM’s letter dated September 30, 2010, was attached to the Original Form 8-K.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PRECIOUS METALS, INC.

By:	/s/ David Burney
Name: David Burney
Title: President
Date: December 30, 2010

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated September 30, 2010 from Mayer Hoffman McCann CPAs to the Securities and Exchange Commission

Exhibit 16.1

September 30, 2010

Securities and Exchange Commission
100 F Street, N.E.
Washington D.C. 20549-7561

Dear Sirs/Madams:

We have read U.S. Precious Metals, Inc.’s statements included under Item 4.01 of its Form 8-K filed on September 30, 2010 and we agree with such statements concerning our firm.

/s/

Mayer Hoffman McCann CPAs

(The New York Practice of Mayer Hoffman McCann P.C.)